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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       ----------------------------------
                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (date of earliest event reported) February 8, 2001
                                                         ----------------



                             The Netplex Group, Inc.
                             -----------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    New York
                                    --------
                 (State or Other Jurisdiction of Incorporation)


                 1-11784                                       11-2824578
                 -------                                       ----------
        (Commission File Number)                            (I.R.S. Employer
   1800 Robert Fulton Drive, Suite 250                    Identification Number)

            Reston, Virginia                                      20191
            ----------------                                      -----
(Address of Principal Executive Offices)                       (Zip Code)


                                 (703) 716-4777
                                 --------------
              (Registrant's Telephone Number, Including Area Code)



                                 Not applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)





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Item 5. Other Events.


         Please see Press Release attached as Exhibit A.

Signatures
----------

         In accordance with the requirements of the Securities Exchange Act, the Registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      The Netplex Group, Inc.



Date:  February 8, 2001               By: /s/ Gene F. Zaino
                                      ------------------------------------------
                                      Gene F. Zaino, Chairman of the Board,
                                           President and Chief Executive Officer











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